[GRAPHIC OMITTED]                                                EXHIBIT 10.2(a)
     WORLD
    KITCHEN

                              WKI HOLDING COMPANY, INC.
                               LONG-TERM INCENTIVE PLAN
                               (Effective May 29, 2003)
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1.   Purpose  of  the  Plan
     ----------------------

     The purpose of the Plan is to motivate and drive behavior that builds long-term shareholder value, reinforce the achievement of specific business goals and performance measures, provide long-term incentive compensation opportunities that are competitive and reward the contribution made by employees to the creation of shareholder value. The Plan provides incentives, contingent upon the achievement of specified performance criteria, to certain key employees of the Company who are expected to make substantial contributions to the success of the ongoing business and/or the restructuring effort and thereby provides for stability and continuity of operations.

2.   Definitions
     -----------

     (a) "Award" means the Award Units granted to a Participant on the Grant Date for an Award Term in an amount to be determined by the Committee in accordance with the provisions of this Plan not later than the 90th calendar day following the first day of the Award Term. Notwithstanding the foregoing, for the Award Term beginning on May 29, 2003, the amount of the Award to be granted to a Participant shall be established by the Committee prior to or as soon as practicable following the execution of this Plan document. A Participant's Award hereunder shall not be effective until the Grant Date of such Award.

     (b) "Award Pool" means the total number of Award Units which may be granted to Participants during an applicable Award Term; provided, however that the Committee may increase, but not decrease, the Award Pool during the applicable Award Term as provided in Section 5 hereof. To the extent determined by the Committee, as specified in the Guidelines, separate Award Pools may be applied to separate groups of Eligible Employees, including, without limitation to the Eligible Employees of the Company who provide services to a particular Division.

     (c) "Award Term" means the period of at least three consecutive calendar years on which an Award is based, as designated by the Committee. Notwithstanding the foregoing, the first Award Term under the Plan shall be the period from May 29, 2003 through December 31, 2005.

     (d) "Award Unit" means a unit which is granted to a Participant pursuant to, and with such restrictions as are imposed by, the terms of this Plan and any applicable Guidelines.

     (e) "Beneficiary" means the person(s) designated in writing (on a form acceptable to the Committee) to receive the payment of all or part of an Award hereunder in the event of the death of a Participant. In the absence of such a designation and at any time when there is no existing Beneficiary hereunder, a Participant's Beneficiary shall be his surviving spouse or, if none, his estate.

     (f) "Board" means the Board of Directors of the Company (with any individual serving as a member of the Board being referred to herein as a "Director").

     (g) "Cause" shall have the meaning assigned in a Participant's employment agreement, if any, or in the absence of an employment agreement, the term "Cause" means any of the following:

     (i) The Participant's commission of a misdemeanor involving fraud, dishonesty, or moral turpitude, or of a felony,

     (ii) The Participant's willful or intentional material misconduct in the performance of his duties; or

     (iii) The Participant's willful or intentional failure to materially comply (to the best of his ability) with a specific direction of a superior that is not inconsistent with the Participant's responsibilities, provided that such refusal or failure (A) is not cured to the best of the Participant's ability within ten (10) business days after the delivery of such direction to the Participant and (B) is not based on the Participant's good faith belief, as expressed by written notice to the Chief Executive Officer of the Company, given within such ten (10) business day period, that the implementation of such direction would be unlawful or unethical.

     (h) "Change of Control." For purposes of this Plan, except as provided otherwise in the Guidelines, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

            (i) any person (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act") or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than any Subsidiary or any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries, becomes the beneficial owner in the aggregate of more than thirty-five percent (35%) of any securities of the Company entitled to vote generally in the election of the Directors (the "Voting Securities");

            (ii) individuals who constituted the Board on January 31, 2003 (the "Incumbent Board") cease for any reason to constitute more
                   ----------------
                  than sixty-six and two-thirds percent (66-2/3%) of the members of the Board; provided that any individual who becomes a Director whose election or nomination for election by the Company's shareholders, was approved by more than sixty-six and two-thirds percent (66-2/3%) of the Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the Directors (as such terms are used in Rule 14a-11 under the Exchange Act), "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below in clause (iii)) shall be deemed to be members of the Incumbent Board;

            (iii) consummation  of  a  merger, reorganization, consolidation, or similar  transaction (any of the foregoing, a "Merger") unless
                                                                 ------
                  the Persons who were the beneficial owners of the Voting Securities immediately before such Merger, are the beneficial owners, immediately after such Merger, directly or indirectly, in the aggregate, of more than sixty percent (60%) of the common stock and any other voting securities of the entity resulting from such Merger in substantially the same relative proportions as they owned the Voting Securities immediately before the Merger;

            (iv) consummation of a sale of all or substantially all of the assets of the Company or World Kitchen, Inc. (a "Sale") unless
                                                                   ----
                  the Persons who were the beneficial owners of the Voting Securities immediately before such Sale, are the beneficial owners, immediately after such Sale, directly or indirectly, in the aggregate, of more than sixty percent (60%) of the common stock and any other voting securities of the entity or entities that own such assets immediately after the Sale; or

            (v) The Board or the shareholders of the Company, as applicable, approve a plan of liquidation or dissolution of the Company or World Kitchen, Inc.

Notwithstanding the foregoing, there shall not be a Change of Control for purposes of this Plan if, in advance of (or subsequent to) such event, the Participant agrees in writing that such event shall not constitute a Change of Control. For purposes of this definition of Change of Control, entry into and performance of the Stockholders' Agreement entered into by and among the Company and certain of its stockholders, dated as of January 31, 2003 (as the same may be amended from time to time), shall not constitute any Person as a member of a group with any other Person.

     (i)     "Committee"  means  the  Compensation  Committee  of  the  Board.

     (j)     "Company"  means  WKI  Holding  Company,  Inc.

     (k) "Credit Agreement" means the Company's Credit Agreement dated as of January 31, 2003, the Company's Revolving Credit Agreement dated as of January 31, 2003, as in effect from time to time, or any other credit agreement replacing or supplementing the same.

     (l) "Disability" shall mean a mental or physical condition which renders the Participant unable or incompetent to carry out the material job responsibilities which the Participant held or the material duties to which the Participant was assigned at the time the disability was incurred, which has existed for at least three (3) calendar months and which in the opinion of a physician mutually agreed upon by the Company and the Participant (provided that the parties shall not unreasonably withhold such agreement) is expected to be permanent or to last for an indefinite duration or a duration in excess of six
(6)  calendar  months.

     (m)     "Division"  means  the  OXO International Division of World Kitchen
(GHC), LLC, a wholly-owned subsidiary of the Company, and any other separately identifiable division of the Company (or a Subsidiary) as specified by the Committee in Guidelines applicable to such division (if any).

     (n) "EBITDA" shall have the same meaning as the term "Consolidated EBITDA" as set forth in the Company's Credit Agreement, dated as of January 31, 2003, without giving effect to any subsequent amendments, modifications or waivers thereto. To the extent provided in the Guidelines, EBITDA may be determined separately for the Company and any applicable Division.

     (o) "Eligible Employee" means a person who is classified by the Company as a key salaried employee of the Company whose efforts are expected to contribute materially to the efforts and success of the Company.

     (p) "Grant Date" means the date of a Participant's grant letter from the Company specifically describing the number of Award Units granted to the Eligible Employee for a particular Award Term.

     (q) "Guidelines" mean such guidelines as are established and approved by the Committee for each Award Term in accordance with the provisions of this Plan for the administration of the Awards granted to Participants in the Plan. To the extent that there is any inconsistency between the applicable Guidelines and the Plan, the applicable Guidelines shall control. To the extent determined by the Committee in its sole and absolute discretion, separate Guidelines may be established and adopted for the Company and any Division.

     (r) "Participant" means any Eligible Employee who meets the eligibility criteria set forth in Section 4 of the Plan, who is designated by the Committee to participate in the Plan for a particular Award Term and who receives a grant of Award Units on a Grant Date.

     (s)     "Plan"  means  the  WKI  Holding  Company, Inc. Long-Term Incentive
Plan.

     (t) "Retirement" means termination of employment from the Company at or after age 55 with at least 10 years of service with the Company (and/or predecessor organizations or other controlled group members (as such term is defined in the Internal Revenue Code)).

     (u) "Revenue" means net sales (that is, gross sales less returns, allowances and other customer deductions) as reported in the Company's financial statements. To the extent provided in the Guidelines, Revenue may be determined separately for the Company and any applicable Division.

     (v) "Subsidiary" means a corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

     (w) "Target Award" means an amount equal to $1,000, multiplied by the number of Award Units granted on the Grant Date, to be calculated and paid to a Participant in accordance with the provisions of the Plan and any applicable Guidelines assuming that the performance targets are met.

3.   Administration
     --------------

     This  Plan  shall  be  administered  by  the  Committee.  A majority of the
Committee  shall  constitute  a  quorum,  and  the  action of the members of the
Committee  present  at  any  meeting  at  which  a  quorum  is present, or acts unanimously approved in writing, shall be the acts of the Committee. The Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of any instrument evidencing any Award granted under the Plan, to adopt, amend and rescind general and special rules and regulations for its administration and to make all other determinations necessary or advisable for the administration of the Plan, except
                                                                          ------
that  the Committee shall have no right to take any action which would adversely
----
affect the amount of any granted but unpaid Award of a Participant, the number of Award Units in an outstanding Award Pool or granted to a Participant on the Grant Date, or the value or amount of any Award as calculated in accordance with the Plan and/or applicable Guidelines. The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Award Units and any determination by the Committee made pursuant to, and in accordance with, the provisions of the Plan and applicable Guidelines shall be final, conclusive and binding upon all present and former Participants, all other employees of the Company and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such action or determination made in good faith.

4.   Eligibility
     -----------

     An Eligible Employee who in the judgment of the Committee occupies an officer or other key position in which his efforts may significantly contribute to the profits or growth of the Company may be designated as a Participant and awarded Award Units under the Plan for a particular Award Term; provided, however, that (a) Directors of the Company who are not also classified as employees of the Company and (b) "leased employees" (as such term is defined in Section 414 of the Internal Revenue Code (the "Code") shall not be eligible to become Plan Participants. No employee will at any time have the right to be selected as a Participant and the fact that an Eligible Employee is designated as a Participant for a particular Award Term shall have no impact on whether such person is designated as a Participant for a subsequent Award Term. A person who satisfies the requirements of this Section 4 shall become a Participant in the Plan on the Grant Date of an Award and once an Eligible Employee has been designated as a Participant, such Participant shall remain eligible to participate in the Plan for the specified Award Term, subject to the provisions of this Plan and any applicable Guidelines.

     The Committee shall designate the Plan Participants for a particular Award Term not later than the ninetieth day of the Award Term (or as soon as practicable after the date of the execution of this Plan document, if later); provided, however, that the Committee reserves the right to add new employees of
--------  -------
the Company or current employees of the Company who are promoted as additional Participants during an Award Term.

5.   Granting  of  Awards
     --------------------

     The Committee may, from time to time and upon such conditions as it may determine, authorize the granting of Awards to Participants, which shall be not inconsistent with, and shall be subject to all of the requirements of, the following provisions:

     (a)     Not  later  than the ninetieth day of the Award Term (or as soon as practicable after the date of the execution of this Plan document, if later), the Committee shall (i) determine the Award Pool(s) for the applicable Award Term; provided, however, that the Committee reserves the right to increase the
       --------   -------
Award Pool(s) for an Award Term if new Participants are added during the Award Term pursuant to Section 4 above; (ii) approve Target Award(s) to be granted to each Participant for the applicable Award Term; and (iii) approve a formula for determining the amount payable with respect to each Award Unit, which formula shall be based upon Revenue and EBITDA of the Company or a Division, as applicable, and set forth in the applicable Guidelines.

     (b)     Multiple Awards may be granted to a Participant; provided, however,
                                                              --------  -------
that unless one Award is based on Company performance and one Award is based on Division performance, no two Awards which are granted to a Participant may have identical Award Terms unless otherwise provided in the applicable Guidelines.

     (c)     Awards  shall  become effective on the  Grant Date of such Award.

     (d) Effective as soon as practicable following the end of an Award Term, the Committee shall approve a final calculation of the amount payable with respect to each Award Unit based on the application of the formula(s) contained in the applicable Guidelines (as in effect at the calculation date) and the Company's

(or the Division's) actual performance compared thereto, as applicable; provided however, that the Committee shall have the power to increase, but not decrease, the amount of any Award above the amount as determined in accordance with the formula contained in the applicable Guidelines.

6.   Vesting;  Payment  of  Awards
     -----------------------------

     (a)     Vesting.
             -------

            (i) Except as provided in a Participant's employment agreement, the Guidelines or Sections 6(a)(ii) or (iii) below, Award Units granted on the Grant Date hereunder shall vest only in the event that (A) the performance criteria for the Award Term, as set forth in the Guidelines, are met, or waived, as determined by the Committee, in its sole and absolute discretion, and (B) the Participant is an employee of the Company or a Subsidiary on the last day of the applicable Award Term.

            (ii) Notwithstanding the provisions of clause (i) hereof, if a Participant dies, becomes Disabled or Retires during the Award Term, the Participant shall be entitled to receive a prorated lump sum payment equal to the amount of the Award to which the Participant would have been entitled hereunder had the Participant remained continuously employed by the Company or a Subsidiary through the last day of the Award Term. Such prorated Award will be determined by multiplying the amount of the Participant's Award to which he or she otherwise would have been entitled times a fraction, the numerator of which is the number of full months elapsed from the first day of the Award Term through the date on which the Participant ceases to be employed by the Company or a Subsidiary, and the denominator of which is 36 (or the number of full months of the Award Term, if the length of the Award Term is other than 3 years); provided, however, that for purposes of the initial Award Term, the numerator shall be the number of full months elapsed from January 1, 2003 and the denominator shall be 36.

            (iii) Notwithstanding any provision of the Plan to the contrary, in the event that a Participant's employment is terminated for Cause (whether before or after the Award Units become vested as specified above), he shall forever forfeit any and all rights to any Awards which may otherwise have been payable under the Plan.

     (b)     Payment  of  Awards.  Amounts  payable  in  respect of vested Award
             -------------------
Units (which are not forfeited for Cause) shall be paid to the Participant in a lump sum, in cash, after the end of the applicable Award Term and, in any event within ten (10) days following the date on which the Committee makes the final determination of the value of the Awards for such Award Term; provided, however, that in the event of a Change of Control during an Award Term, all amounts payable hereunder shall be paid to the Participants within thirty (30) days of such Change of Control.

7.   Withholding  Taxes
     ------------------

     The Company will deduct from all amounts paid under the Plan all federal, state, local and other taxes required by law to be withheld with respect to such payments.

8.   Assignability
     -------------

     Award Units shall not be assigned, pledged, hypothecated or otherwise transferred by a Participant for any reason whatsoever; provided, however, that
                                                         --------  -------
upon the death of a Participant, the right to the proceeds of an Award shall be transferred to the Participant's Beneficiary.

9.   No  Right  to  Employment
     -------------------------

     This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time or to adjust such Participant's other compensation in any manner it deems fit, except as otherwise provided in a Participant's employment agreement.

10.   Amendment,  Termination  and  Adjustments
      -----------------------------------------

     (a) The Committee, in its sole and absolute discretion, may, from time to time, alter or amend this Plan, except that, no amendment, which would
                                          -----------
adversely affect the amount of any granted but unpaid Award of a Participant, the number of Award Units in an outstanding Award Pool or granted to a Participant on the Grant Date, or the value or amount of any Award as calculated in accordance with the applicable Guidelines will become effective without the prior written consent of such affected Participant.

     (b) The Committee, in its sole and absolute discretion, may terminate this Plan in its entirety at any time; provided that, except as provided in this Subsection, no such termination shall, without the written consent of a Participant, adversely affect the amount or value of any Award or any Award Units granted to such Participant on the Grant Date, as calculated in accordance with the applicable Guidelines. Except as otherwise provided in an amendment to the Plan, all Target Awards and Awards granted prior to any termination of this Plan shall continue to be subject to the terms of this Plan. Notwithstanding the foregoing, upon a complete termination of the Plan, the Committee, in its sole and absolute discretion, shall have the right to change the time of distribution of Participants' Award Units under the Plan, including requiring that all such Award Units be immediately distributed in the form of lump sum cash payments. In the event of a termination of the Plan prior to the end of an Award Term, each Award Unit granted on the Grant Date shall be valued at $1,000.

     (c) Any amendment or termination of the Plan shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Such amendment or termination shall become effective as of the date specified in the instrument or, if no such date is specified, on the date of its execution.

     (d) Subject to the provisions of Sections 10(a) and (b) hereof, the Committee shall make or provide for an adjustment in the total number of Award Units to be issued under this Plan as the Committee in good faith determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

     (e) Subject to the provisions of Sections 10(a) and (b) hereof, the Committee shall make or provide for any adjustment in the performance targets set forth in the Guidelines as the Committee in good faith determines is equitably required to reflect any dispositions of assets, businesses, Divisions or Subsidiaries, any acquisitions, joint ventures or other similar corporate transactions, or the decision to cease or discontinue any line of business of the Company or any Subsidiary, Division or any other corporate transaction or event having an effect similar to any of the foregoing; provided, however, that
                                                         --------  -------
no such adjustment shall, without the written consent of a Participant, adversely affect the value or amount of any Award or any Award Units granted to such Participant on the Grant Date, as calculated in accordance with the applicable Guidelines.

11.   Relation  to  Other  Benefits
      -----------------------------

     Any economic or other benefit to a Participant under this Plan shall not be taken into account in determining any benefits to which the Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any Subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

12.   Miscellaneous
      -------------

     (a)     Limitation  on Rights of Participants; No Trust.  No trust has been
             ------------------------------------------------
created by the Company for the payment of Award Units granted under this Plan; nor have the grantees of Award Units been granted any lien on any assets of the Company to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Company and the grantees hereunder are unsecured creditors of the Company. In furtherance of, but without limiting the foregoing, the Company (and not the Subsidiaries) is solely liable for the payment of any Award to or on behalf of a Participant.

     (b)     Payment  to  Guardian.  If  an  Award  is  payable to a minor, to a
             ---------------------
person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Award to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Award. Such payment shall completely discharge the Company and the Subsidiaries from all liability with respect to such Award.

     (c)     Headings, Etc.  Headings are given to the sections of this Plan and
             -------------
the Guidelines solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

     (d)     Governing  Law.  The interpretation, performance and enforcement of
             ---------------
this Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

     (e)     Severability.  If  one  or  more  of the provisions of this Plan is
             ------------
invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

13.   Effective  Date
      ---------------

     The effective date of this Plan is May 29, 2003.


                                      WKI  HOLDING  COMPANY,  INC.


                                      By:     /s/  James  Sharman
                                         ---------------------------------------
                                              Name:
                                              Title:

                                      Date:        July 31, 2003
                                           -------------------------------------


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